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                                                                  EXHIBIT 24.1



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Rent-A-Center, Inc. (the "Company"), a Delaware corporation, hereby constitutes and appoints J. Ernest Talley, Mark E. Speese and Robert D. Davis, and each of them, his true and lawful attorneys-in-fact with full power of substitution and resubstitution to sign on his behalf, as a director or officer, as the case may be, of the Company, one or more Registration Statements on Form S-8 (the "Registration Statement") for the purpose of registering under the Securities Act of 1933, as amended, (i) shares of the Company's Common Stock, par value, $.01 per share, to be distributed to the Rent-A-Center, Inc. 401(k) Retirement Savings Plan, and (ii) interests in the Plan, and further to sign on his behalf any or all amendments and any or all post-effective amendments to the Registration Statement, whether on Form S-8 or otherwise, and all other documents in connection therewith to be filed with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

EXECUTED this 10th day of March, 2000.


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
/s/ J. ERNEST TALLEY                                        /s/ ROBERT D. DAVIS
---------------------------------------                     --------------------------------------------
J. Ernest Talley,                                           Robert D. Davis,
Chairman of the Board, Chief Executive                      Senior Vice President-Finance, Chief
Officer and Director                                        Financial Officer and Treasurer
(Principal Executive Officer)                               (Principal Financial and Accounting Officer)

/s/ MARK E. SPEESE                                          /s/ J. V. LENTELL
---------------------------------------                     --------------------------------------------
Mark E. Speese,                                             J. V. Lentell, Director
Vice Chairman of the Board and Director

/s/ JOSEPH V. MARINER, JR.                                  /s/ L. DOWELL ARNETTE
---------------------------------------                     --------------------------------------------
Joseph V. Mariner, Jr., Director                            L. Dowell Arnette, Director and President

/s/ PETER P. COPSES                                         /s/ LAURENCE M. BERG
---------------------------------------                     --------------------------------------------
Peter P. Copses, Director                                   Laurence M. Berg, Director
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